EXHIBIT 10.3

AMENDMENT

TO THE $800,000 PROMISSORY NOTE DATED APRIL 26, 2013

The parties agree that the $800,000 Promissory Note dated April 26, 2013 by and between Advaxis, Inc. and JMJ Financial (the “Note”) is hereby amended as follows:

1.	Future Financings. Section 6 of the Note shall be amended and replaced with the following:

“6.        Repayment. If the Borrower completes a public offering of $5,000,000 or more, the Lender shall have the right, at its election, to have the Borrower repay this Note, in whole or in part, in an amount equal to 125% of the sum of the funded principal amount being repaid plus all accrued and unpaid interest, liquidated damages, fees, and other amounts due on such principal amount.”

ALL OTHER TERMS AND CONDITIONS OF THE $800,000 PROMISSORY NOTE REMAIN IN FULL FORCE AND EFFECT.

Please indicate acceptance and approval of this amendment dated September 4, 2013 by signing below:

/s/ DANIEL J. O’CONNOR
Daniel J. O’Connor	JMJ Financial
Advaxis, Inc.	Its Principal
Chief Executive Officer

/s/ MARK ROSENBLUM
Mark Rosenblum
Advaxis, Inc.
Chief Financial Officer